November 5, 2018 Third Quarter 2018 Operating Results Exhibit 99.2

Forward-Looking Statements The information contained in this earnings presentation contains “forward‐looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward‐looking statements are subject to various risks and uncertainties, including, without limitation, statements relating to the performance of the Company’s investments, the Company’s ability to originate loans that are in the pipeline and under evaluation by the Company, and financing needs and arrangements. Forward‐looking statements are generally identifiable by use of forward‐looking terminology such as “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “believe,” “could,” “project,” “predict,” “continue” or other similar words or expressions. Forward‐looking statements are based on certain assumptions, discuss future expectations, describe existing or future plans and strategies, contain projections of results of operations, liquidity and/or financial condition or state other forward‐looking information. Statements relating to the Company’s ability to fund loans that are under signed term sheets, and in closing, and originating loans in the pipeline that the Company is evaluating, are forward-looking statements, and the Company cannot assure you that TRTX will close loans that are under signed term sheets and in closing, or enter into definitive documents and close any of the loans in the pipeline that the Company is evaluating. The ability of TRTX to predict future events or conditions or their impact or the actual effect of existing or future plans or strategies is inherently uncertain. Although the Company believes that such forward‐looking statements are based on reasonable assumptions, actual results and performance in the future could differ materially from those set forth in or implied by such forward‐looking statements. You are cautioned not to place undue reliance on these forward‐looking statements, which reflect the Company’s views only as of the date of this earnings presentation. Except as required by law, neither the Company nor any other person assumes responsibility for the accuracy and completeness of the forward‐looking statements appearing in this earnings presentation. The Company does not undertake any obligation to update any forward-looking statements contained in this earnings presentation as a result of new information, future events or otherwise.

Highlights Loan Investment Activity Loan Portfolio $4.7 billion, diversified loan portfolio comprised of 62 mortgage loans 100.0% first mortgage loan commitments 100.0% floating rate loan commitments Average loan size of $75.9 million 79.5% concentration in the Top 25 MSAs in the United States; 66.5% concentration in the Top 10 MSAs 100% performing loan portfolio with no credit losses or impairments at September 30, 2018 See Appendix for definitions, including definitions of LTV, Loan Category, Property Type, and Asset-Level Estimated Return on Equity. Loan Investment Activity1 ($ in millions) Quarter ended 9/30/18 Quarter ended 6/30/18 Number of Loans Closed 7 7 Total Loan Commitment $709.5 $609.4 Initial Unpaid Principal Balance $585.9 $531.0 Average Loan Size (by Commitment) $101.4 $87.1 Weighted Average Interest Rate LIBOR plus 4.03% LIBOR plus 3.08% Weighted Average LTV 60.6% 72.2% Asset-Level Estimated Return on Equity 9.7% 8.2% Loan Category Bridge and Light Transitional Bridge, Light Transitional, and Moderate Transitional Property Type Office (31.4%), Mixed-Use (30.3%), Condo (17.8%), Multifamily (12.2%), and Retail (8.3%) Office (94.6%) and Retail (5.4%)

Highlights Financial Performance Capitalization Performance Metric Quarter ended 9/30/18 Quarter ended 6/30/18 GAAP net income $26.8 million ($0.42 / share) $26.4 million ($0.44 / share) Core Earnings1 $26.9 million ($0.42 / share) $26.6 million ($0.44 / share) Cash dividends declared $28.9 million ($0.43 / share) $25.9 million ($0.43 / share) Annualized dividend yield 8.7% 8.7% Book value per common share $19.78 $19.80 Common shares outstanding 67.2 million 60.2 million Weighted average shares outstanding 64.3 million 60.2 million Performance Metric Quarter ended 9/30/18 Quarter ended 6/30/18 Loan financing commitments $4.2 billion $4.1 billion Loan portfolio financing capacity $1.2 billion $1.2 billion Available liquidity $304.4 million $106.1 million Loan portfolio leverage2 70.4% 75.2% Weighted average cost of funds LIBOR plus 1.87% LIBOR plus 1.95% Subsequent Events From October 1, 2018 through November 5, 2018, the Company closed, or is in the process of closing, four first mortgage loans totaling $540.0 million of loan commitments, with an average loan size of $135.0 million, and weighted average interest rate of LIBOR plus 3.39%3. See Appendix for definitions, including definition of Core Earnings (reconciliation to GAAP net income) and LTV. Loan portfolio leverage is defined as the total outstanding borrowings divided by the aggregate unpaid principal balance of the loans pledged. The Company closed, or is in the process of closing, four first mortgage loans totaling $540.0 million of loan commitments for which borrowers have executed non-binding term sheets with the Company, entered into a period of exclusivity with the Company and paid expense deposits to cover underwriting costs of the Company.

$0.42 $0.43 $0.43 Operating Performance Net interest income increased to $35.6 million, up $1.1 million, or 3.2%, from the quarter ended June 30, 2018, due primarily to loan portfolio growth, increased LIBOR and a lower cost of funds Declared cash dividends of $0.43 per common share during the quarter ended September 30, 2018, representing an 8.7% annualized dividend yield on book value per common share of $19.782 1. See Appendix for Core Earnings definition and reconciliation to GAAP net income. 2. Based on annualized quarterly cash dividend declared and book value per common share as of the reporting date. 3. Compound Annual Growth Rate (CAGR) is calculated using operating results for 4Q17 to 3Q18 to reflect the Company’s annualized dividend yield and Core Earnings growth as a public company. Past performance is not indicative of future results, and no assurance can be given that growth will continue in future periods. Annualized Dividend Yield and Book Value per Common Share2 Steady Earnings Growth as a Public Company $ Millions Core Earnings1,3 GAAP net income Quarterly Results Annualized Dividend Yield Book Value per Common Share 4.3% CAGR3 $19.82 $19.82 2.8.% CAGR3 $19.80 $0.38 $19.78

Operating Results and Book Value per Common Share 1. See Appendix for Core Earnings definition and reconciliation to GAAP net income. Note: Totals may not sum due to rounding. Amounts shown in thousands, except share and per share data. Per Share Amount GAAP Net Income and Core Earnings - 2Q181 $0.44 Common Stock Issuance, net ($0.03) Other Operating Activity, net $0.01 GAAP Net Income and Core Earnings - 3Q181 $0.42 August 2018 equity issuance has no impact on book value GAAP net income and Core Earnings1 per diluted common share declined $0.02 quarter-over-quarter, primarily due to the issuance of 7 million common shares in August 2018 Completed $138.7 million equity offering of 7 million common shares at $19.82, increasing weighted average common shares outstanding by 4.1 million from June 30, 2018 Book Value per Common Share Bridge – 3Q18 Operating Results Bridge – 3Q18

Geographic Diversity2 Diversified Loan Portfolio National, Major Market Footprint Property Diversity2 Lending Focused in Top 25 Markets1 Fixed vs. Floating2 Loan Category 1. Top 25 markets determined by US Census. 2. By total loan commitment at September 30, 2018. 3. Reflects total loan commitments for the Company’s six condominium loans reduced by the aggregate net sales value of executed sales contracts related thereto, for a net exposure of $68.6 million. 4. See Appendix for definitions, including LTV and Loan Category definitions. 5. Represents total loan commitments for the Company’s only outstanding construction loan reduced by the aggregate net sales value of executed sales contracts related thereto, for a net exposure of $0.0 million. Note: Totals may not sum due to rounding. 2,4 Top 25 Markets Account for 79.5% of Total Loan Commitments Condominium 5.9% Construction 2.3% Loan Portfolio: $4.7 billion Loan Type: First Mortgage 100.0%| Mezzanine 0.0% Weighted Average Interest Rate: LIBOR plus 4.2% Weighted Average LTV: 63.4% Property Diversity: No property type > 37.8% (Office) 3

Diversified Loan Portfolio 1. See Appendix for a description of the Company’s risk rating scale and definition of Loan Category and Property Type. 2. By total loan commitment. 3. By loan carrying value. Note: Totals may not sum due to rounding. Year-to-Date Growth by Loan and Property Type1,2 100% Performing Loan Portfolio3 Loan Category $ Millions Loan Portfolio – 9/30/18 $ Millions Property Type $ Millions YTD Decline of 82.1% Total: $3,805.6 Loan UPB increased 30.7% to $4.2 billion from December 31, 2017 Construction and condominium exposure declined 82.1% and 59.4%, respectively, primarily due to loan repayments from closings of existing sales contracts Office and Multifamily are largest exposures at 37.8% and 20.2%, respectively, of total loan commitments Loan portfolio risk rating of 2.8 is unchanged from June 30, 20181 Weighted Average Risk Rating of 2.8 $0.0 YTD Increase of 112.3% YTD Increase of 29.9% YTD Increase of 192.4% Loan Portfolio – 6/30/18 $ Millions Total: $4,157.7 $0.0

Loan Originations 3Q18 Investment Highlights Closed 7 first mortgage loans Total commitments of $709.5 million Average loan size of $101.4 million1 100% Floating Rate Weighted average interest rate of LIBOR plus 4.03% Weighted average LTV of 60.6%2 Property types: Office: 31.4% Mixed-Use: 30.3% Condo: 17.8% Multifamily: 12.2% Retail: 8.3% Attractive Loan Origination Metrics2   1Q18 2Q18 3Q18 YTD LTV 71% 72% 61% 67% Mortgage Loan WAS 3.8% 3.1% 4.0% 3.7% Asset-Level Estimated Return on Equity 9.2% 8.2% 9.7% 9.2% $ Millions 1. Average loan size based on loans originated or acquired during a reporting period. 2. See Appendix for definitions, including LTV and Asset-Level Estimated Return on Equity. Sustained Growth in Loan Originations 59.6% 98% of Full Year FY 2017 Loan Production Volume

Select 3Q 2018 Loan Originations

	Office	Mixed Use	Retail
Total Commitment	$223.0M	$160.0M	$59.0M
Location	Atlanta, GA	Houston, TX	Parma, OH
Collateral	✓ 1,040,327 SF ✓ 5-building office portfolio	✓ 199 luxury multifamily units ✓ 186,489 SF of Class A office ✓ 61,476 SF of retail	✓ 727,000 SF grocery anchored shopping center
Borrower Business Plan	✓ Facilitate acquisition and fund future lease-up	✓ Complete lease-up and stabilization	✓ Complete lease-up and stabilization
LTV / In-Place Debt Yield[1,2]	61.4% / 9.9%	61.9% / 0.0%	55.3% / 8.8%
Loan Category[1]	Light Transitional	Light Transitional	Light Transitional
Investment Date	August 2018	September 2018	August 2018
Property Photos			

1. See Appendix for definitions, including LTV, and Loan Category definitions.
2. In-place debt yield for loans originated during the three months ended September 30, 2018 is defined as the ratio of in-place net cash flow (annualized) divided by the initial funding amount, both as of the closing date.

Note: Select 3Q18 Loan Originations represent 62.3% of total loan originations during 3Q18 based on total commitments. See slide 9 for Loan Origination data for 3Q18.

10

Loan Funding Activity through September 30, 2018 Strong portfolio growth spurred by $709.5 million of new loan commitments with a $101.4 million average loan size Loan UPB grew $980.6 million to $4.2 billion, an increase of 30.7% from December 31, 2017 3Q18 loan repayments of $289.8 million, including construction loan repayments of $174.5 million Asset-Level Estimated Return on Equity of 9.7% for 3Q 2018 loan originations1 1. See Appendix for definitions, including Asset-Level Estimated Return on Equity definition. 2. New originations include initial loan funding amounts at the transaction close date. All subsequent loan fundings are included in Deferred Fundings. Note: Totals may not sum due to rounding. Loan Funding Activity $ Millions Total Commitments UPB Deferred Fundings and New Originations2 Unfunded Commitments Repayments $3,727.2 $4,150.2 $4,705.8 $4,308.6

Loan Portfolio Financing as of September 30, 2018

Total Loan Financing Capacity: $4.2 Billion



$ Millions
$2,641.6
Secured Revolving Repurchase Facilities
5 Lenders
Table Funding Facility
1 Lender
$160.0
$500.0
$740.9
$108.7
Note-on-Note
2 Lenders
Senior Secured Credit Facility
1 Lender
CLO
TRTX 2018-FL1

Loan Financing Utilization[1]



$ Millions
Capacity
Usage
Available
Total Available Financing Capacity: $1,243.7
$2,641.6
$1,027.9
$1,613.7
$740.9
$740.9
$500.0
$112.6
$387.4
$160.0
$95.9
$64.1
$108.7
$7.4
$101.3
Repurchase Facilities
CLO (TRTX 2018-FL1)
Senior Secured Credit Facility
Table Funding Facility[2]
Note-on-Note

Financing Efficiency Boosts Levered Returns



Cost of Funds
Weighted Average Advance Rate
66.2%
74.3%
76.6%
77.4%
TRTX 2018-FL1 drives financing efficiency
Repurchase facility credit spread tightening drives financing efficiency
2.45%
2.04%
1.95%
1.87%
4Q17
1Q18
2Q18
3Q18

1. Total Loan Portfolio Financing Commitments and Financing Utilization relates only to the financing of the Company's loan investments.
2. Borrowings are 100% recourse to the Company.
Note: Excludes items related to CMBS investments. Totals may not sum due to rounding.

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Capital Deployment Sustained Capital Deployment Provides for Portfolio Growth & Attractive Asset-Level Returns 1. See Appendix for definitions, including definitions of Debt-to-Equity and Total Leverage. 2. Outstanding total loan commitments as of the reporting date. 3. Does not take into account near term liquidity (including cash on hand and short term marketable CMBS), mortgage loan repayments, or the TRTX 2018-FL1 replenishment feature, which may be used for new loan originations. There can be no assurance the Company will originate or acquire this volume of loan investments during future periods. 4. Potential Gross Loan Investment Capacity Utilization Rate is equal to Outstanding Loan Commitments as a percentage of Potential Gross Loan Investment Capacity. Increased Total Leverage Ratio 19.8% from December 31, 2017 Potential Gross Loan Investment Capacity increased by $616.5 million in the third quarter, due to $138.7 million equity capital raise in August 2018 Financial Capacity $ Millions Leverage Ratio1 Loan UPB $3,825.8 $4,178.7 Total Stockholders’ Equity $1,191.9 $1,328.9 Targeted Leverage 3.5:1 3.5:1 Potential Gross Loan Investment Capacity $5,363.5 $5,980.0 Less: Outstanding Total Loan Commitments2 ($4,308.6) ($4,705.8) Potential Net Loan Capacity3 $1,054.9 $1,274.2 Potential Gross Loan Investment Capacity Utilization Rate4 80.3% 78.7% Jun 30, 2018 Sep 30, 2018 Initial use of proceeds from August 2018 equity issuance

Interest Rate Sensitivity 100% floating rate loan portfolio well positioned in a rising interest rate environment1 Net floating rate mortgage loan exposure of $1.3 billion generates an annualized increase in net interest income of approximately $6.4 million for every 50 basis point increase in 1-month LIBOR Loan Portfolio Composition $ Millions Annualized Per Diluted Common Share Impact to Net Interest Income $0.09 $0.19 $0.28 $0.38 Loan Portfolio Income Sensitivity $ Millions Change in 1-month LIBOR2 Increasing 1-month LIBOR = Increasing Net Interest Income 1. See Part I, Item 3. of the Company’s Form 10-Q for additional details related to the Company’s interest rate risk at September 30, 2018. 2. Based on 1-month LIBOR at September 28, 2018 of 2.26%. Note: Excludes items related to CMBS investments.

Appendix

Per Share Calculations

Earnings and Dividends per Common Share

	Three Months Ended (unaudited)			
	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017
Net Income Attributable to Common Stockholders[1]	$26,797	$26,438	$25,111	$24,754
Weighted-Average Number of Common Shares Outstanding, Basic and Diluted[2]	64,295,973	60,175,373	60,393,818	60,796,636
Basic and Diluted Earnings per Common Share	$0.42	$0.44	$0.42	$0.41
Dividends Declared per Common Share	**$0.43**	**$0.43**	**$0.42**	**$0.38**

Per Share Calculations / Core Earnings Reconciliation

	Three Months Ended (unaudited)			
	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017
Net Income Attributable to Common Stockholders[1]	$26,797	$26,438	$25,111	$24,754
Non-Cash Compensation Expense	109	197	177	33
Depreciation and Amortization Expense	—	—	—	—
Unrealized Gains (Losses)	—	—	—	—
Other Items	—	—	—	—
Core Earnings	$26,906	$26,635	$25,288	$24,787
Weighted-Average Number of Common Shares Outstanding, Basic and Diluted[2]	64,295,973	60,175,373	60,393,818	60,796,636
Core Earnings per Common Share, Basic and Diluted	**$0.42**	**$0.44**	**$0.42**	**$0.41**

Book Value Per Common Share

	For the Period Ended (unaudited)			
	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017
Total Stockholders' Equity	$1,328,886	$1,191,913	$1,192,613	$1,201,331
Preferred Stock	—	—	—	125
Stockholders' Equity, Net of Preferred Stock	$1,328,886	$1,191,913	$1,192,613	$1,201,206
Number of Common Shares Outstanding at Period End[2]	67,187,277	60,194,512	60,175,160	60,618,730
Book Value per Common Share	**$19.78**	**$19.80**	**$19.82**	**$19.82**

1. Represents GAAP net income attributable to the common and Class A common stockholders.
2. Includes common stock and Class A common stock.
Note: Amounts shown in thousands, except share and per share data.

16

TRTX Loan Portfolio

$ Millions

Loan Name	TRTX Loan Commitment[1]	TRTX Loan Balance[2]	Interest Rate	Extended Maturity	Location	Property Type	Commitment Per Sq. ft. / Unit	LTV[3]
Loan 1	$223.0	$167.0	L + 3.4%	5.9 years	Atlanta, GA	Office	$214 Sq. ft.	61.4%
Loan 2	$190.0	177.0	L + 2.7%	4.8 years	Philadelphia, PA	Office	$177 Sq. ft.	73.6%
Loan 3	188.0	142.0	L + 4.1%	3.0 years	Nashville, TN	Mixed-Use[3]	$292 Sq. ft.	60.7%
Loan 4	180.0	169.2	L + 3.8%	4.1 years	Charlotte, NC	Hotel	$257,143 / Unit	65.5%
Loan 5	173.3	158.3	L + 4.3%	4.0 years	Philadelphia, PA	Office	$213 Sq. ft.	72.2%
Loan 6	165.0	154.4	L + 3.8%	4.4 years	Various, NJ	Multifamily	$129,412 / Unit	78.4%
Loan 7	160.0	133.0	L + 2.8%	5.0 years	Houston, TX	Mixed-Use	$297 Sq. ft.	61.9%
Loan 8	149.0	126.5	L + 3.3%	4.8 years	San Diego, CA	Office	$474 Sq. ft.	71.4%
Loan 9	147.1	105.6	L + 4.5%	3.3 years	Atlanta, GA	Retail	$413 Sq. ft.	47.7%
Loan 10	126.0	111.0	L + 6.3%	2.0 years	Dallas, TX	Condominium	$461 Sq. ft.	55.6%
Loans 11 – 62	**$3,004.4**	**$2,734.7**	**L + 4.4%[5]**	**3.6 years**				**62.2%**
Total Loan Portfolio	**$4,705.8**	**$4,178.7**	**L + 4.2%[5]**	**3.8 years**				**63.4%**

1. Represents TRTX's potential maximum loan commitment/balance.
2. Represents TRTX's current loan balance and excludes pari passu and junior positions.
3. See Appendix for definitions, including definitions of LTV and Mixed-Use property type.
4. Commitment amounts per square foot for condominium loans only are presented before and after giving effect to the aggregate net sales value of executed sales contracts (all of which are accompanied by substantial cash deposits from purchasers) relating to each specific condominium project.
5. Represents the weighted average interest rate as of September 30, 2018, which are all floating rate loans. Interest rate includes LIBOR plus the loan credit spread at September 30, 2018.

Note: As of September 30, 2018 excludes CMBS investments. Not all TRTX investments have or will have similar experiences or results, and there should be no assumption that the investments listed above will continue to perform.

17

ASSETS September 30, 2018 (unaudited) December 31, 2017 Cash and Cash Equivalents $46,203 $75,037 Restricted Cash 250 700 Accounts Receivable 38 141 Accounts Receivable from Servicer/Trustee 2,547 220 Accrued Interest Receivable 19,338 16,861 Loans Held for Investment (includes $3,035,098 and $2,694,106 pledged as collateral under secured revolving repurchase agreements, respectively) 4,157,653 3,175,672 Investment in Commercial Mortgage-Backed Securities, Available-for-Sale (includes $37,345, and $47,762 pledged as collateral under secured revolving repurchase agreements, respectively) 75,414 85,895 Other Assets, net 710 859 Total Assets $4,302,153 $3,355,385 LIABILITIES AND STOCKHOLDERS’ EQUITY Liabilities Accrued Interest Payable 5,025 5,385 Accrued Expenses 8,839 5,067 Collateralized Loan Obligation (net of deferred financing costs of $5,489 and $0, respectively) 735,415 — Secured Revolving Repurchase and Senior Secured Agreements (net of deferred financing costs of $12,924 and $8,697, respectively) 2,087,118 1,827,104 Notes Payable (net of deferred financing costs of $506 and $1,601, respectively) 100,832 287,886 Payable to Affiliates 6,904 5,227 Deferred Revenue 216 317 Dividends Payable 28,918 23,068 Total Liabilities $2,973,267 $2,154,054 Commitments and Contingencies Stockholders’ Equity: Preferred Stock ($0.001 par value; 0 and 100,000,000 shares authorized; 0 and 125 shares issued and outstanding, respectively) — — Common Stock ($0.001 par value; 300,000,000 shares authorized; 66,043,964 and 59,440,112 shares issued and outstanding, respectively) 67 60 Class A Common Stock ($0.001 par value; 2,500,000 shares authorized; 1,143,313 and 1,178,618 shares issued and outstanding, respectively) 1 1 Additional Paid-in-Capital 1,355,037 1,216,112 Accumulated Deficit (25,070) (14,808) Accumulated Other Comprehensive (Loss) (1,149) (34) Total Stockholders' Equity 1,328,886 1,201,331 Total Liabilities and Stockholders' Equity $4,302,153 $3,355,385 Consolidated Balance Sheets All amounts in thousands except share and per share amounts

Consolidated Statements of Income and Comprehensive Income All amounts in thousands except share and per share amounts (unaudited) Three Months Ended Sep 30,   Nine Months Ended Sep 30, INTEREST INCOME 2018 2017 2018 2017 Interest Income $69,863 $46,734 $193,921 $146,411 Interest Expense (34,297) (19,150) (90,449) (56,585) Net Interest Income 35,566 27,584 103,472 89,826 OTHER REVENUE Other Income, net (55) 669 820 1,036 Total Other Revenue (55) 669 820 1,036 OTHER EXPENSES Professional Fees 905 1,256 2,659 2,448 General and Administrative 965 1,003 3,162 2,192 Servicing and Asset Management Fees 767 720 2,301 3,061 Management Fee 4,879 4,133 14,346 9,489 Collateral Management Fee - 23 - 225 Incentive Management Fee 1,168 327 3,240 3,713 Total Other Expenses 8,684 7,462 25,708 21,128 Income Before Income Taxes 26,827 20,791 78,584 69,734 Income Taxes (3) - (208) (140) Net Income $26,824 $20,791 $78,376 $69,594 Preferred Stock Dividends - (4) (3) (12) Net Income Attributable to Common Stockholders $26,824 $20,787 $78,373 $69,582 Basic Earnings per Common Share $0.42 $0.35 $1.27 $1.34 Diluted Earnings per Common Share $0.42 $0.35 $1.27 $1.34 Weighted Average Number of Common Shares Outstanding Basic: 64,295,973 58,685,979 61,635,988 51,969,733 Diluted: 64,295,973 58,685,979 61,635,988 51,969,733 Dividends Declared per Common Share $0.43 $0.33 $1.28 $1.18 OTHER COMPREHENSIVE INCOME Net Income $26,824 $20,791 $78,376 $69,594 Unrealized (Loss) Gain on Commercial Mortgage-Backed Securities 523 (2,558) (1,115) (1,270) Comprehensive Net Income $27,347 $18,233 $77,261 $68,324

Nine Months Ended, Cash Flows from Operating Activities: September 30, 2018 September 30, 2017 Net Income $78,376 $69,594 Adjustment to Reconcile Net Income to Net Cash Provided by Operating Activities: Amortization and Accretion of Premiums, Discounts and Loan Origination Fees, net (11,867) (15,867) Amortization of Deferred Financing Costs 12,103 9,160 Capitalized Accrued Interest - 1,865 Loss (Gain) on Sales of Loans Held for Investment and Commercial Mortgage-Backed Securities, net 524 (185) Stock Compensation Expense 483 - Cash Flows Due to Changes in Operating Assets and Liabilities: Accounts Receivable 103 503 Accrued Interest Receivable (4,012) (776) Accrued Expenses 1,113 (2,454) Accrued Interest Payable (360) 826 Payable to Affiliates 1,677 5,193 Deferred Fee Income (101) 75 Other Assets 149 (694) Net Cash Provided by Operating Activities 78,188 67,240 Cash Flows from Investing Activities: Origination of Loans Held for Investment (1,622,084) (1,149,911) Advances on Loans Held for Investment (207,657) (226,187) Principal Advances Held by Servicer / Trustee - 496 Principal Repayments of Loans Held for Investment 858,130 975,258 Proceeds from Sales of Loans Held for Investment 2,174 65,054 Purchase of Commercial Mortgage-Backed Securities (143,643) (96,294) Sales and Principal Repayments of Commercial Mortgage-Backed Securities 146,016 29,802 Purchases and Disposals of Fixed Assets - (108) Net Cash Provided by Investing Activities (967,064) (401,890) Cash Flows from Financing Activities: Payments on Collateralized Loan Obligation - (559,574) Proceeds from Collateralized Loan Obligation 745,904 16,254 Payments on Secured Financing Agreements (1,432,221) (621,552) Proceeds from Secured Financing Agreements 1,508,313 1,293,530 Payment of Deferred Financing Costs (18,818) (6,207) Proceeds from Issuance of Common Stock 139,440 243,654 Proceeds from Issuance of Class A Common Stock - 365 Payments to Repurchase Common Stock (8,361) (6,000) Payments to Redeem Series A Preferred Stock (125) - Payment of Equity Issuance and Shelf Registration Transaction Costs (251) (4,341) Dividends Paid on Common Stock (72,857) (58,743) Dividends Paid on Class A Common Stock (1,429) (1,403) Dividends Paid on Preferred Stock (3) (8) Net Cash Provided by Financing Activities 859,592 295,975 Net Change in Cash, Cash Equivalents, and Restricted Cash (29,284) (38,675) Cash, Cash Equivalents, and Restricted Cash at Beginning of Period 75,737 103,975 Cash, Cash Equivalents, and Restricted Cash at End of Period 46,453 65,300 Supplemental Disclosure of Cash Flow Information: Interest Paid 78,707 46,600 Taxes Paid 208 141 Supplemental Disclosure of Non-Cash Investing and Financing Activities: Principal Repayments of Loans Held for Investment by Servicer / Trustee - 51,076 Interest Payments of Loans Held for Investment and Commercial Mortgage-Backed Securities Held by Servicer / Trustee, net 1,677 - Principal Repayments of Commercial Mortgage-Backed Securities Held by Servicer / Trustee, net 870 - Accrued Equity Issuance and Shelf Registration Statement Transaction Costs 606 2,391 Dividends Declared, not paid 28,918 20,135 Accrued Deferred Financing Costs 3,469 2,290 Unrealized (Loss) / Gain on Commercial Mortgage-Backed Securities, Available-for-Sale (1,115) 1,270 Accrued Common Stock Retirement Costs - 559 Accrued Share Based Compensation Taxes 147 - Consolidated Statements of Cash Flows All amounts in thousands (unaudited)

Definitions TRTX uses Core Earnings to evaluate its performance excluding the effects of certain transactions and GAAP adjustments it believes are not necessarily indicative of its current loan activity and operations. Core Earnings is a non-GAAP measure, which TRTX defines as GAAP net income (loss) attributable to its stockholders, including realized gains and losses not otherwise included in GAAP net income (loss), and excluding (i) non-cash equity compensation expense, (ii) depreciation and amortization, (iii) unrealized gains (losses), and (iv) certain non-cash items. Core Earnings may also be adjusted from time to time to exclude one-time events pursuant to changes in GAAP and certain other non-cash charges as determined by TRTX’s Manager, subject to approval by a majority of TRTX’s independent directors. The exclusion of depreciation and amortization from the calculation of Core Earnings only applies to debt investments related to real estate to the extent TRTX forecloses upon the property or properties underlying such debt investments TRTX believes that Core Earnings provides meaningful information to consider in addition to its net income and cash flow from operating activities determined in accordance with GAAP. This adjusted measure helps TRTX evaluate its performance excluding the effects of certain transactions and GAAP adjustments that it believes are not necessarily indicative of its current loan portfolio and operations. Although pursuant to the Management Agreement TRTX calculates the incentive and base management fees due to its Manager using Core Earnings before incentive fees expense, TRTX reports Core Earnings after incentive fee expense, because TRTX believes this is a more meaningful presentation of the economic performance of TRTX’s common and Class A common stock. For additional information on the fees TRTX pays the Manager, see Note 10 to the consolidated financial statements included in TRTX’s Form 10-Q Core Earnings does not represent net income or cash generated from operating activities and should not be considered as an alternative to GAAP net income, or an indication of TRTX’s GAAP cash flows from operations, a measure of TRTX’s liquidity, or an indication of funds available for TRTX’s cash needs. In addition, TRTX’s methodology for calculating Core Earnings may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures, and accordingly, TRTX’s reported Core Earnings may not be comparable to the Core Earnings reported by other companies Core Earnings Asset-Level Estimated Return on Equity TRTX defines Asset-Level Estimated Return on Equity (ALEROE) as a non-discounted estimate of a loan investment’s average annual return on equity during its initial term to maturity. ALEROE is determined for each loan, on a stand-alone basis, using the loan’s stated credit spread, spot LIBOR rate, origination and exit fees (if any) amortized on a straight line basis, the maximum advance rate approved by our lender against the loan investment, the all-in cost of funding (including commitment fees and amortized deferred financing costs), and estimates of MG&A, asset management and loan servicing costs, base management fee, and incentive fee, if any. TRTX’s calculation of ALEROE for a particular loan investment assumes deferred fundings related to such investment, if any, in accordance with TRTX’s underwriting of the borrower’s business plan, and that the all-in cost of funding for the investment is constant from origination through the initial maturity date. There can be no assurance that the actual asset-level return on equity for a particular loan investment will equal the ALEROE for such investment

Definitions (cont.) Debt-to-Equity - Represents (i) total outstanding borrowings under secured debt agreements (collateralized loan obligation, net), secured financing/repurchase agreements (net) and notes payable (net), less cash, to (ii) total stockholders’ equity, at period end Total Leverage - Represents (i) total outstanding borrowings under secured debt agreements (collateralized loan obligation, net), secured financing/repurchase agreements (net) and notes payable (net) plus non-consolidated senior interests sold or co-originated (if any), less cash, to (ii) total stockholders’ equity, at period end Leverage Bridge/Stabilization Loan - A loan with limited deferred fundings, generally less than 10% of the total loan commitment, which fundings are commonly conditioned on the borrower’s satisfaction of certain collateral performance tests. The related business plan generally involves little or no capital expenditure related to base building work (e.g., building mechanical systems, lobbies, elevators, common areas, or other amenities), with most deferred fundings related to leasing activity. The primary focus is on maintaining or improving current operating cash flow, or addressing minimal lease expirations or existing tenant vacancies. Light Transitional Loan - A transitional loan with deferred fundings ranging from 10% to 20% of the total loan commitment, which fundings are commonly conditioned on the borrower’s completion of specified improvements to the property or satisfaction of certain collateral performance tests. The related business plan is to lease existing or forecasted tenant vacancy to achieve stabilized occupancy and cash flow. Capital expenditure is primarily to fund leasing commissions and tenant improvements for new tenant leases, and capital expenditure allocated to base building work generally does not exceed 20%. Deferred fundings may also be budgeted to fund operating deficits, or interest expense, during the period prior to stabilized occupancy. Moderate Transitional Loan - A transitional loan with deferred fundings greater than 20% of the total loan commitment, which fundings are commonly conditioned on the borrower’s completion of specified improvements to the property or satisfaction of certain collateral performance tests. The related business plan generally involves capital expenditure for base building work needed before substantial leasing activity can be achieved, followed by capital expenditure for tenant improvements and leasing commissions to achieve stabilized occupancy and cash flow. Deferred fundings may also be budgeted to fund operating deficits, or interest expense, during the period prior to stabilized occupancy. Construction Loan - A loan made to a borrower to fund the ground-up construction of a commercial real estate property Loan Category LTV is calculated for loan originations and existing loans as the total loan commitment or outstanding principal balance of the loan or participation interest in a loan (plus any financing that is pari passu with or senior to such loan or participation interest), respectively, divided by the applicable as-is real estate value at the time of origination or acquisition of such loan or participation interest in a loan. The as-is real estate value reflects our Manager’s estimates, at the time of origination or acquisition of a loan or participation interest in a loan, of the real estate value underlying such loan or participation interest, determined in accordance with our Manager’s underwriting standards and consistent with third-party appraisals obtained by our Manager Loan-to-Value (LTV) Fundings made under existing loan commitments after loan closing date Deferred Fundings

Definitions (cont.) Mixed-Use Loan TRTX classifies a loan as mixed-use if the property securing TRTX’s loan: (a) involves more than one use; and (b) no single use represents more than 60% of the collateral property’s total value. In certain instances, TRTX’s classification may be determined by its assessment of which multiple use is the principal driver of the property’s aggregate net operating income Mezzanine Loan Loan made to the owner of a borrower under a mortgage loan and secured by a pledge of the equity interest(s) in such borrower. Mezzanine loans are subordinate to a first mortgage loan but senior to the owner’s equity Risk Ratings Based on a 5-point scale, TRTX’s loans are rated “1” through “5,” from least risk to greatest risk, respectively, on a quarterly basis. The loan risk ratings are defined as follows: 1: Outperform—Exceeds performance metrics (for example, technical milestones, occupancy, rents, net operating income) included in original or current credit underwriting and business plan; 2: Meets or Exceeds Expectations—Collateral performance meets or exceeds substantially all performance metrics included in original or current underwriting / business plan; 3: Satisfactory—Collateral performance meets or is on track to meet underwriting; business plan is met or can reasonably be achieved; 4: Underperformance—Collateral performance falls short of original underwriting, material differences exist from business plan, or both; technical milestones have been missed; defaults may exist, or may soon occur absent material improvement; and 5: Risk of Impairment/Default—Collateral performance is significantly worse than underwriting; major variance from business plan; loan covenants or technical milestones have been breached; timely exit from loan via sale or refinancing is questionable.

Company Information Contact Information Headquarters: 888 Seventh Avenue 35th Floor New York, NY 10106 New York Stock Exchange: Symbol: TRTX TPG RE Finance Trust, Inc. Robert Foley Chief Financial & Risk Officer (212) 430-4111 bfoley@tpg.com Investor Relations: (212) 405-8500 IR@tpgrefinance.com Media Contact: TPG RE Finance Trust, Inc. Courtney Power (415) 743-1550 media@tpg.com Analyst Coverage Bank of America Merrill Lynch Kenneth Bruce (415) 676-3545 Citigroup Arren Cyganovich (212) 816-3733 JMP Securities Steven DeLaney (212) 906-3517 Raymond James Stephen Laws (901) 579-4868 BTIG Benjamin Zucker (212) 527-3550 Deutsche Bank George Bahamondes (212) 250-1587 JP Morgan Richard Shane (415) 315-6701 Wells Fargo Donald Fandetti (212) 214-8069 Transfer Agent American Stock Transfer & Trust Company, LLC (800) 937-5449 help@astfinancial.com TPG RE Finance Trust, Inc. (“TRTX” or the “Company”) is a commercial real estate finance company that focuses primarily on originating, acquiring, and managing first mortgage loans and other commercial real estate‐related debt instruments secured by institutional properties located in primary and select secondary markets in the United States. The Company is externally managed by TPG RE Finance Trust Management, L.P., a part of TPG Real Estate, which is the real estate investment platform of TPG. TPG is a global alternative asset firm with a 25-year history and more than $94 billion of assets under management. For more information regarding TRTX, visit www.tpgrefinance.com.